UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 25, 2023
(Date of earliest event reported)

BANK 2023-BNK45

(Central Index Key Number 0001958501)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-261279-03	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2023, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of February 1, 2023 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BANK 2023-BNK45, Commercial Mortgage Pass-Through Certificates, Series 2023-BNK45 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K/A filed by the Issuing Entity on March 1, 2023 (SEC Accession No. 0001539497-23-000368).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK 2023-BNK45 (the “Issuing Entity”), a common law trust fund formed on February 23, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are twenty-four (24) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on thirty-five (35) commercial and/or multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Green Acres”, which is an asset of the Trust, is part of a whole loan (the “Green Acres Whole Loan”) that includes the Green Acres Mortgage Loan and eighteen other loans that are pari passu to the Green Acres Mortgage Loan (the “Green Acres Pari Passu Companion Loans”). The Green Acres Pari Passu Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Green Acres Whole Loan, including the Green Acres Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1, under the BMO 2023-C4 PSA, and (ii) from and after the securitization of the related pari passu note A-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1 occurred on May 25, 2023, and accordingly as of such date, the Green Acres Whole Loan, including the Green Acres Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of May 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor, BellOak, LLC, as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee (the “BMARK 2023-V2 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.15 to the current report on Form 8-K filed by the Issuing Entity on February 23, 2023 (SEC Accession No. 0001539497-23-000333).

The terms and conditions of the BMARK 2023-V2 PSA applicable to the servicing of the Green Acres Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-261279-03) filed with the Securities and Exchange Commission on February 23, 2023 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing

Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The Non-Serviced Master Servicer under the BMARK 2023-V2 PSA earns a primary servicing fee with respect to the Green Acres Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon the Green Acres Whole Loan becoming a specially serviced loan under the BMARK 2023-V2 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to the Green Acres Whole Loan accruing at a rate equal to 0.25% per annum. Such special servicing fee is subject to a monthly floor of $3,500.
•	In connection with a workout of the Green Acres Whole Loan, the related Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.00% of each payment of principal and interest (other than default interest and excess interest) made by the related borrower on a corrected Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a floor of $25,000 and a cap of $1,000,000 with respect to any particular workout of the Green Acres Whole Loan.
•	The related Non-Serviced Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the Green Acres Whole Loan or related REO Property. Such liquidation fee is subject to a floor of $25,000 and a cap of $1,000,000 with respect to the Green Acres Whole Loan.
•	The operating advisor under the BMARK 2023-V2 PSA will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the operating advisor is entitled to consult with the special servicer under the Pooling and Servicing Agreement. In particular, the operating advisor under the BMARK 2023-V2 PSA will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the related securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the BMARK 2023-V2 PSA will at any time be entitled to recommend the termination of the related Non-Serviced Special Servicer if it determines, in its sole discretion exercised in good faith, that (i) such Non-Serviced Special Servicer has failed to comply with the related servicing standard and (ii) the replacement of such Non-Serviced Special Servicer would be in the best interest of the related certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the certificateholders under the BMARK 2023-V2 PSA pursuant to a certificateholder vote.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor, BellOak, LLC, as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2023, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor, BellOak, LLC, as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.	(E)